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                                                                    EXHIBIT 10.9

                        CLARIFICATION TO BIOTECHNOLOGY
                       LICENSING AND TRANSFER AGREEMENT

     This Agreement is entered into as of July 14, 1994 between (a) Ohio University, a state chartered university and its Edison Biotechnology Institute, a Department of Ohio University, currently located at 101 University Research and Technology Center, Athens, Ohio 45701 (hereafter collectively referred to as "OU/Edison"), and (b) id/2/-I, L.P., a Texas limited partnership having a principal place of business at 98 San Jacinto Blvd., Suite 430, Austin, Texas 78701, including all of its Affiliates as such term is defined in the Licensing Agreement described below (collectively referred to as "id/2/").

                                   RECITALS
                                   --------

     A. OU/Edison and Drug Development Investment Corp., a Texas corporation ("DDIC") previously entered into that certain Biotechnology Licensing and Transfer Agreement dated as of January 18, 1993 (the "Licensing Agreement").

     B. OU/Edison, DDIC and John J. Kopchick, a scientist on the faculty of OU/Edison ("Kopchick"), entered into that certain Sponsored Research Agreement contemporaneously with the Licensing Agreement.

     C. DDIC assigned the Licensing Agreement and the Sponsored Research Agreement to id2 in that certain Amended Assignment and Assumption Agreement dated effective as of March 26, 1993.

     D. id/2/ intends to sublicense a portion of the "Licensed Technology" (as such term is defined in the Licensing Agreement) to Sensus Drug Development Corp., a Delaware corporation ("SDDC") pursuant to that certain Sublicense Agreement dated July 14, 1994 between id/2/-I, L.P. and Sensus Drug Development Corp. SDDC is an affiliate of id/2/.

     E. The parties to this Agreement want to clarify (1) the scope and definition of "Licensed Technology" as such term is used in the Licensing Agreement, the Sponsored Research Agreement and any other agreement that refers to the terms "Licensed Technology", or that uses a definition of technology similar to the definition set forth in the Licensing Agreement, and (2) the rights of OU/Edison with regard to such Licensed Technology.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, OU/Edison and id/2/ agree as follows:

                                       1.
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     1.  OU/Edison acknowledges that (a) id/2/ is conveying to SDDC, by assignment or sublicense agreement, that portion of the Licensed Technology described on Exhibit A attached hereto (the "Assigned Technology"), (b) SDDC is acquiring from Genentech, Inc. ("Genentech") a technology related to growth hormone antagonists (the "Genentech Technology"), and (c) Kopchick may cooperate or consult with SDDC in connection with research on growth hormone antagonist technology, including both the Assigned Technology and the Genentech Technology.

     2. OU/Edison acknowledges that Kopchick's cooperation or consultation with SDDC in connection with the Genentech Technology will not convert the Genentech Technology into Licensed Technology, except to the extent that the Genentech Technology is proven to be covered by the Patent Rights of OU/Edison, as defined in the Licensing Agreement.

     3. OU/Edison does not object to the right of SDDC to assist Genentech in applying for and securing patents on Genentech Technology.
     Executed as of the date first written above.

                                  OHIO UNIVERSITY AND ITS EDISON
                                  BIOTECHNOLOGY INSTITUTE


                                  By:_______________________________________
                                     David Allen, Ph.D.
                                     Director Technology Transfer Office

                                  id/2/-I, L.P.

                                  By:  DRUG DEVELOPMENT INVESTMENT CORP.,
                                       general partner

                                  By:_______________________________________
                                     John A. Scarlett, M.D., President

                                       2.
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                                   EXHIBIT A

     The Assigned Technology is that portion of the Licensed Technology that consists of any and all growth hormone antagonists covered by the Licensing Agreement (as defined in the foregoing Agreement), including, but not limited to, Patent Rights (as such term is defined in the Licensing Agreement) but only to the extent related to growth hormone antagonists.

                                       3.